Exhibit 21.1

Griffin-American Healthcare REIT IV, Inc.
List of Subsidiaries
As of November 30, 2018

Griffin-American Healthcare REIT IV Holdings, LP (Delaware)
GAHC4 Aledo IL SNF, LLC (Delaware)
GAHC4 Arcola IL SNF, LLC (Delaware)
GAHC4 Athens GA MOB Portfolio, LLC (Delaware)
GAHC4 Athens GA MOB I, LLC (Delaware)
GAHC4 Athens GA MOB II, LLC (Delaware)
GAHC4 Auburn CA MOB, LLC (Delaware)
GAHC4 Balmoral FL SH, LLC (Delaware)
GAHC4 Balmoral FL TRS Sub, LLC (Delaware)
GAHC4 Battle Creek MI MOB, LLC (Delaware)
GAHC4 Bayside FL SH, LLC (Delaware)
GAHC4 Bayside FL TRS Sub, LLC (Delaware)
GAHC4 Beaumont TX ALF, LLC (Delaware)
GAHC4 Beaumont TX TRS Sub, LLC (Delaware)
GAHC4 Belmont CA ALF, LLC (Delaware)
GAHC4 Blue Springs MO SNF, LLC (Delaware)
GAHC4 Bradenton FL SH, LLC (Delaware)
GAHC4 Bradenton FL TRS Sub, LLC (Delaware)
GAHC4 Brighton IL SNF, LLC (Delaware)
GAHC4 Charlottesville VA MOB, LLC (Delaware)
GAHC4 Central FL Senior Housing Portfolio, LLC (Delaware)
GAHC4 Central Wisconsin SC Portfolio, LLC (Delaware)
GAHC4 Collinsville IL SNF, LLC (Delaware)
GAHC4 Columbia IL MC, LLC (Delaware)
GAHC4 Columbia IL SH, LLC (Delaware)
GAHC4 Cullman AL MOB I, LLC (Delaware)
GAHC4 Cullman AL MOB II, LLC (Delaware)
GAHC4 Cullman AL MOB III, LLC (Delaware)
GAHC4 Decatur GA MOB, LLC (Delaware)
GAHC4 Denver MOB Portfolio, LLC (Delaware)
GAHC4 Edmonds WA MOB, LLC (Delaware)
GAHC4 Effingham IL SNF, LLC (Delaware)
GAHC4 Evendale OH MOB, LLC (Delaware)
GAHC4 Fairfield CA MC, LLC (Delaware)
GAHC4 Fairfield County CT MOB Portfolio, LLC (Delaware)
GAHC4 Farmer City IL SNF, LLC (Delaware)
GAHC4 Flemington NJ MOB Portfolio, LLC (Delaware)
GAHC4 Flemington 1 Wescott NJ MOB, LLC (Delaware)
GAHC4 Flemington Sand Hill NJ MOB, LLC (Delaware)
GAHC4 Forest Oaks FL SH, LLC (Delaware)
GAHC4 Forest Oaks FL TRS Sub, LLC (Delaware)
GAHC4 Fresno CA MOB, LLC (Delaware)
GAHC4 Glendale WI MOB, LLC (Delaware)
GAHC4 Grand Junction CO MOB, LLC (Delaware)
GAHC4 Grande FL SH, LLC (Delaware)
GAHC4 Grande FL TRS Sub, LLC (Delaware)
GAHC4 Havana IL SNF, LLC (Delaware)
GAHC4 Iron MOB Portfolio, LLC (Delaware)
GAHC4 Kewanee IL SNF, LLC (Delaware)

GAHC4 Lafayette LA ALF Portfolio, LLC (Delaware)
GAHC4 Lafayette LA ALF, LLC (Delaware)
GAHC4 Lafayette LA MC, LLC (Delaware)
GAHC4 La Harpe IL SNF, LLC (Delaware)
GAHC4 Lake Morton FL SH, LLC (Delaware)
GAHC4 Lake Morton FL TRS Sub, LLC (Delaware)
GAHC4 Lawrenceville GA MOB, LLC (Delaware)
GAHC4 Lawrenceville GA MOB II, LLC (Delaware)
GAHC4 Lebanon IL SNF, LLC (Delaware)
GAHC4 McLeansboro IL SNF, LLC (Delaware)
GAHC4 Menlo Park CA MC, LLC (Delaware)
GAHC4 Michigan ALF Portfolio, LLC (Delaware)
GAHC4 Mill Creek WA MOB, LLC (Delaware)
GAHC4 Mint Hill NC MOB, LLC (Delaware)
GAHC4 Millstadt IL SH, LLC (Delaware)
GAHC4 Missouri SNF Portfolio, LLC (Delaware)
GAHC4 Modesto CA MOB, LLC (Delaware)
GAHC4 Northern CA Senior Housing Portfolio, LLC (Delaware)
GAHC4 Northview Grand Rapids MI ALF, LLC (Delaware)
GAHC4 Paris IL SNF, LLC (Delaware)
GAHC4 Peninsula FL JV, LLC (Delaware)
GAHC4 Peninsula FL JV Partner, LLC (Delaware)
GAHC4 Pinnacle Senior Housing Portfolio, LLC (Delaware)
GAHC4 Pinnacle SH JV, LLC (Delaware)
GAHC4 Pinnacle SH JV Partner, LLC (Delaware)
GAHC4 Pottsville PA MOB, LLC (Delaware)
GAHC4 Red Bud IL SH, LLC (Delaware)
GAHC4 Renaissance FL SH, LLC (Delaware)
GAHC4 Renaissance FL TRS Sub, LLC (Delaware)
GAHC4 Reno NV MOB, LLC (Delaware)
GAHC4 Reno NV MOB Sole Member, LLC (Delaware)
GAHC4 Rochester Hills MI MOB, LLC (Delaware)
GAHC4 Roseburg OR MOB, LLC (Delaware)
GAHC4 Roseburg OR MOB Sole Member, LLC (Delaware)
GAHC4 Rosiclare IL SNF, LLC (Delaware)
GAHC4 Sacramento CA ALF, LLC (Delaware)
GAHC4 Sauk Prairie WI MOB, LLC (Delaware)
GAHC4 Sauk Prairie WI MOB Member, LLC (Delaware)
GAHC4 Shelbyville IL SNF, LLC (Delaware)
GAHC4 Songbird SNF Portfolio, LLC (Delaware)
GAHC4 Southfield MI MOB, LLC (Delaware)
GAHC4 Southfield MI MOB Member, LLC (Delaware)
GAHC4 Spring Haven FL SH, LLC (Delaware)
GAHC4 Spring Haven FL TRS Sub, LLC (Delaware)
GAHC4 Spring Oaks FL SH, LLC (Delaware)
GAHC4 Spring Oaks FL TRS Sub, LLC (Delaware)
GAHC4 Stratford CT MOB, LLC (Delaware)
GAHC4 Sullivan IL ALF, LLC (Delaware)
GAHC4 Sullivan IL SNF, LLC (Delaware)
GAHC4 Sullivan IL SNF II, LLC (Delaware)
GAHC4 Sun Prairie WI SC, LLC (Delaware)
GAHC4 Surprise AZ MOB, LLC (Delaware)
GAHC4 Swansea IL SNF, LLC (Delaware)
GAHC4 SW Illinois Senior Housing Portfolio, LLC (Delaware)
GAHC4 Sylacauga AL MOB, LLC (Delaware)
GAHC4 Tarkio MO SNF, LLC (Delaware)
GAHC4 Trilogy JV, LLC (Delaware)
GAHC4 TRS Peninsula Holdings, LLC (Delaware)
GAHC4 TRS Pinnacle Holdings, LLC (Delaware)

GAHC4 Trumbull CT MOB, LLC (Delaware)
GAHC4 Tuscola IL SNF, LLC (Delaware)
GAHC4 Vandalia IL SNF, LLC (Delaware)
GAHC4 Warrenton MO ALF, LLC (Delaware)
GAHC4 Warrenton MO TRS Sub, LLC (Delaware)
GAHC4 Watseka IL SNF, LLC (Delaware)
GAHC4 Waunakee WI SC, LLC (Delaware)
GAHC4 Waterloo IL SH, LLC (Delaware)
GAHC4 West Des Moines IA SNF, LLC (Delaware)
GAHC4 West Frankfort IL SNF, LLC (Delaware)
GAHC4 Wichita SC Portfolio, LLC (Delaware)